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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2004

The SCO Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-29911	87-0662823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

355 South 520 West
Lindon, Utah 84042
(Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code: (801) 765-4999

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events.

        On May 5, 2004, The SCO Group, Inc. ("SCO") received a notice that Royal Bank of Canada ("Royal Bank") has elected to convert 10,000 shares of SCO's Series A-1 Convertible Preferred it currently holds into a total of 740,740 shares of SCO's common stock. Additionally, Royal Bank informed SCO that it has sold 20,000 of Series A-1 stock to BayStar Capital II, L.P., which currently also holds shares of Series A-1 stock. A copy of SCO's press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)
Exhibits. The following items are filed as exhibits to this report:

99.1
Press Release dated May 7, 2004 regarding Royal Bank of Canada's notice of conversion and transfer of shares of Series A-1 Convertible Preferred Stock.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2004

By:	/s/ BERT YOUNG Chief Financial Officer Principal Financial and Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 7, 2004 regarding Royal Bank of Canada's notice of conversion and transfer of shares of Series A-1 Convertible Preferred Stock.

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX